Exhibit 99.1

Longevity Acquisition Corporation Announces Results of Special Meeting of Shareholders

NEW YORK, March 18, 2021 /PRNewswire/ -- Longevity Acquisition Corporation (NASDAQ: LOAC) (the "Company"), a publicly-traded special purpose acquisition company, announced today the results of its special meeting of shareholders, which was held on March 17, 2021.

At the special meeting, shareholders of the Company approved the merger, including a certain agreement and plan of merger, dated as of October 21, 2020, by and among 4d pharma plc, the Company and Dolphin Merger Sub Limited, and the related agreements and transactions contemplated thereby.

About LOAC

LOAC is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. LOAC is contemplating a proposed business combination with 4d pharma plc (AIM: DDDD), a public limited company incorporated under the laws of England and Wales pursuant to an agreement and plan of merger dated October 21, 2020 as disclosed in a Form 8-K filed with the Securities and Exchange Commission on October 22, 2020. LOAC is sponsored by Whale Management Corporation, a BVI business company with limited liability.

About 4D pharma

Founded in February 2014, 4D pharma is a world leader in the development of Live Biotherapeutics, a novel and emerging class of drugs, defined by the FDA as biological products that contain a live organism, such as a bacterium, that is applicable to the prevention, treatment or cure of a disease.  4D has developed a proprietary platform, MicroRx®, that rationally identifies Live Biotherapeutics based on a deep understanding of function and mechanism.

4D pharma's Live Biotherapeutic products (LBPs) are orally delivered single strains of bacteria that are naturally found in the healthy human gut. The Company has six clinical programmes, namely a Phase I/II study of MRx0518 in combination with KEYTRUDA® (pembrolizumab) in solid tumours, a Phase I study of MRx0518 in a neoadjuvant setting for patients with solid tumours, a Phase I study of MRx0518 in patients with pancreatic cancer, a Phase I/II study of MRx-4DP0004 in asthma, a Phase II study of MRx-4DP0004 in patients hospitalised with COVID-19, and Blautix® in Irritable Bowel Syndrome (IBS) which has completed a successful Phase II trial. Preclinical-stage programmes include candidates for CNS disease such as Parkinson's disease and other neurodegenerative conditions. The Company has a research collaboration with MSD, a tradename of Merck & Co., Inc., Kenilworth, NJ, USA, to discover and develop Live Biotherapeutics for vaccines.

In October 2020 4D pharma announced its intention to merge with Longevity Acquisition Corporation (NASDAQ: LOAC), a special purpose acquisition company (SPAC), and seek a NASDAQ listing. The merger is expected to be completed and the NASDAQ listing of 4D pharma American Depositary Shares (ADSs) under the ticker symbol ‘LBPS’ is currently expected to become effective in early 2021, subject to approval of 4D Shareholders and Longevity Shareholders, and the SEC review process.

For more information, refer to https://www.4dpharmaplc.com

Forward-Looking Statements

This press release and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, LOAC’s expectations with respect to future performance, anticipated financial impacts of the proposed business combination, approval of the business combination transactions by security holders, the satisfaction of the closing conditions to such transactions and the timing of the completion of such transactions.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contact:

Matthew Chen

Longevity Acquisition Corporation

+ (86) 21-60832028

mchen@lonacq.com